Q2 2024 Investor Presentation

Forward-Looking Statements Certain statements contained in this presentation, other than purely historical information, including, but not limited to estimates, projections, statements relating to our business plans objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC. The forward-looking statements included in this document are made as of the date of this presentation and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. 2

MasterBrand Overview #1 North American residential cabinet manufacturer Key brands 1 Includes pro forma impact of Supreme acquisition 2 Excludes Supreme acquisition 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see Appendix for definitions and corresponding reconciliations to historical GAAP measures MasterBrand at a glance 1 ~65% Net sales to R&R 6,000+ Dealer network $383 million 2023 Adjusted EBITDA3 13,000+ Employees 20+ Manufacturing facilities MasterBrand key financial metrics 2 3 $2.4 $2.5 $2.9 $3.3 $2.7 10% 11% 11% 11% 14% -1% 1% 3% 5% 7% 9% 11% 13% 15% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 2023 Net Sales ($B) Adjusted EBITDA Margin 1 $2.7 billion 2023 Net sales 3

The MasterBrand Story

OUR PURPOSE

Building great experiences together

OUR VISION

Build on our rich history by innovating how we work and what we offer to delight our customers

OUR CULTURE

Make the team better
Be bold
Champion improvement

How?

Tools that enable us to:

PRE-SPIN-OFF

Industry Leader
Largest distribution network

Product & Brand Portfolio
Leader amongst peers

Operational Excellence
At Scale

DELIVERED THROUGH THE MASTERBRAND WAY

TODAY

Align to Grow
Deliver on the unique needs of each customer

Lead through Lean
Engage teams and foster problem-solving

Tech Enabled
Drive profitable growth and transform the way we work through digital, data, and analytics

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CSR HIGHLIGHTS 5

Industry Leading Customer Base

MasterBrand channel mix



10%
33%
57%
Dealer
Retail
Builder

57% **Dealer:** provide customer education, service and design consultation

33% **Retail:** common box products that offer some customization along with in-stock standardized products

10% **Builder:** sold directly and highly correlated to single-family housing starts

MasterBrand has a leadership position across channels...

Overview of primary sales channels in the US and Canada:

	Dealer Channel	Retailers / Home Center Channel	Builder Channel
Industry Channel Size *% of total*	**$7.3bn** *~61%*	**$3.4bn** *~28%*	**$1.3bn** *~11%*
Primary End Market Exposure	R&R / New Home Construction	R&R	New Home Construction
Customer Concentration	**Low** (25,000+)	**High** (Top 3 represent ~90%)	**Medium** (Growing trend of National Homebuilder Consolidation)

...and why it matters

Fragmented network: Requires broad products and regional presence to address and allows for a variety of consumer touch points

Multi-brand strategy: Dealers offer multiple brands, enabling trade up and down to drive sales

High retention rate: Physical showroom investments and sales training drive retention

Note: Includes pro forma impact of Supreme acquisition

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7 Multi-Branded Strategy Across Price Points and Products ~51% ~40% ~100% ~30% ~60% ~19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium Price point (per cabinet) <$350 >$750 MasterBrand portfolio by type and key brands Stock /In-Stock Semi-Custom Custom/Premium MasterBrand offers the most diverse product portfolio and covers the price spectrum Note: Includes pro forma impact of Supreme acquisition

Integrated Manufacturing Network & Strong Track Record of Continuous Improvement

OLD MODEL: 10+ product platform / plant silos

Assets + Capabilities + Product + Specs

NEW MODEL: 4 construction-specific product platforms

- Networked manufactured footprint
- Capability duplication aligned to demand
- Aligned product continuum

✓ Footprint optimization

✓ Proven tools of our business system, enable product portfolio simplification

✓ Continuous improvement culture

✓ Efficient capital spending profile

MasterBrand's strategic transformation initiatives have created >$90 million of cumulative annual savings since 2019, with another $50 million of incremental savings anticipated in 2024

Note: Excludes pro forma impact of Supreme acquisition

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Align to Grow

Simplified manufacturing to fulfill market needs

FACILITY RATIONALIZATION

2
Facilities closed

1
Facility absorbed

MANUFACTURING FLEXIBILITY

1 Quarter
facility transition from Made-to-Order to Stock

PLANT NETWORKS

20
Independent Plants → **5** Networks

COMMON CONSTRUCTION

10+
Platforms → **4** Platforms



Plant A
Plant B
Consolidated manufacturing sites
MTO
Stock
Achieved
Plant C
Plant D
Plant E
Plant F
Stock
MTO Framed
Frameless
Vanities
In-process

Reduce complexity, without limiting customer selection

~55%
Reduction in Doors

~85%
Reduction in Paints and Stains

~40%
Reduction in Species

Note: Excludes pro forma impact of Supreme acquisition

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Lead Through Lean 10 2021 2022 - 2024 2025 and beyond Best Place to Work Rewards & Recognition Talent Strategy Associate Engagement Lean Foundational Tools Four years into our journey, we’re progressing toward our vision of being a best place to work ASSOCIATE ENGAGEMENT REWARDS & RECOGNITION LEAN FOUNDATION TOOLS TALENT STRATEGY BEST PLACE TO WORK Consistent opportunities to strengthen lean skills with 266 formal kaizen events in 2023 Continued evolution of Best Place to Work, supported by three robust processes Lead Through Lean further improved engagement scores in 2023 Since inception over 400K peer-to-peer recognition awards given Talent Philosophy & Success Model provides consistent lexicon and code for all associates around talent processes

Simplify and Automate Backoffice Processes Enhance Customer Experience Digitize our Plants Leveraging Data and Analytics to Unlock Shareholder Value 11

Q2 2024 Highlights 12 • Net sales declined as a result of continued softness from our customers serving the R&R market and lower ASP, largely due to continued impact of trade down activity, partially offset by growth from our customers serving the new construction market. • Adjusted EBITDA margin1 expanded as our strategic initiatives, notably around quality processes, and other continuous improvement efforts, more than offset the negative impact of lower ASP, strategic investments and personnel inflation. • Free Cash Flow1 (YTD) declined primarily due to the planned inventory reduction from our 2022 strategic build. Financial Results 1 Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions and corresponding reconciliations to historical GAAP measures. ($ in millions, except per share amounts) Q2 2024 Q2 2023 B/(W) Net Sales $676.5 $695.1 (2.7%) Gross Profit $231.0 $236.2 (2.2%) Gross Profit Margin 34.1% 34.0% 10 bps SG&A $146.7 $141.7 3.5% Net Income $45.3 $51.2 (11.5%) Diluted EPS (GAAP) $0.35 $0.39 (10.3%) Adjusted Diluted EPS1 $0.45 $0.44 2.3% Adjusted EBITDA1 $105.1 $106.3 (1.1%) Adjusted EBITDA Margin 1 15.5% 15.3% 20 bps Free Cash Flow1 (YTD) $77.8 $182.6 (57.4%)

Near-Term Expectations

Full Year 2024 Outlook[1]

Market Growth

Low Single-Digit % Decline
North American Cabinets Market

MasterBrand

Increase of low single-digit %
Net Sales

$385-$405 million
Adjusted EBITDA[2]

~14.0%-14.5%
Adjusted EBITDA Margin[2]

$1.50-$1.62
Adjusted Diluted EPS[2]

Drivers

- Organic net sales decline of low single-digit % and acquisition-related increase of mid single-digit %
- Trade downs and promotional activity to continue at a similar pace to 1H 2024, but impact to moderate from a y-o-y perspective, predominantly in Q4
- Continued growth in new construction, but moderates y-o-y and sequentially; R&R demand to be at the lower end of mid-single digit % declines
- Ability to flex manufacturing, coupled with strategic initiatives and continuous improvement efforts will support adjusted EBITDA[2], allowing us to reduce the impact of softer sales and further invest in the business
- Q4 net sales to outperform normal seasonality due to recently implemented price and traction from new products and channel specific offerings
- Free cash flow[2] in excess of net income for 2024

STRONG BALANCE SHEET WITH FINANCIAL FLEXIBILITY

[1] This outlook information was presented by the Company on its second quarter 2024 Earnings Conference Call on August 6, 2024, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date.

[2] Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Diluted EPS, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions.

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Long-Term Financial Targets

Long Term Outlook[1]

Market Growth	MasterBrand
3-5% CAGR North American Cabinets Market	**4-6% CAGR** Net Sales
	~16%-18% FY Adjusted EBITDA Margin[2]

Clear Path to Achieving Results

1. Business and portfolio aligned with the customer
2. Operational Excellence will fuel margin growth
3. Flexible platform allows us to navigate any market condition

STRONG FOCUS ON MARGIN EXPANSION

[1] This outlook information was presented by the Company at its Investor Day 2022 presentation on December 6, 2022, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date.

[2] Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see Appendix for definitions.

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MasterBrand: Investor Day 2022 05 Appendix

Non-GAAP Financial Measures To supplement the financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in this presentation, certain non-GAAP financial measures as defined under SEC rules have been included. It is our intent to provide non-GAAP financial information to enhance understanding of our financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. Our methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. We use EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, adjusted diluted earnings per share (“adjusted diluted EPS”), free cash flow, net debt, and net debt to adjusted EBITDA, which are all non-GAAP financial measures. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We evaluate the performance of our business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, we believe EBITDA is a useful metric to investors in evaluating our operating results. Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. Adjusted net income is calculated by removing the impact of non-operational results, including non-cash amortization expense, which is not deemed to be indicative of the results of current or future operations, and special items from net income. Adjusted net income margin is calculated as adjusted net income divided by net sales. Adjusted diluted EPS is a measure of our diluted earnings per share excluding non- operational results and special items. These non-GAAP measures are useful to investors as they are representative of our core operations and are used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Free cash flow is defined as cash flow from operations less capital expenditures. We believe that free cash flow is a useful measure to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of our business strategy, and is used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. As required by SEC rules, see the financial statements on the following slides for detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure. We have not provided a reconciliation of our fiscal 2024 adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS guidance because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, including gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, and adjusted diluted EPS. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions used for historical non-GAAP measures. 16

Full Year Non-GAAP Reconciliations 17Note: See tick legend on following page December 29, December 27, December 26, December 25, December 31, (In millions, except percentages) 2019 2020 2021 2022 2023 Reconciliation of Net Income to EBITDA to ADJUSTED Net income (GAAP) 100.7$ 145.7$ 182.6$ 155.4$ 182.0$ Related party interest income, net (0.1) (2.4) (4.6) (12.9) - Interest expense - - - 2.2 65.2 Income tax expense 34.5 50.5 55.7 58.0 56.7 Depreciation expense 44.3 48.0 44.4 47.3 49.0 Amortization expense 17.8 17.8 17.8 17.2 15.3 EBITDA (Non-GAAP Measure) 197.2$ 259.6$ 295.9$ 267.2$ 368.2$ [1] Separation costs - - - 15.4 2.4 [2] Restructuring charges 10.2 6.1 4.2 25.1 10.1 [3] Restructuring-related items 0.5 5.3 3.7 12.7 (0.2) [4] Asset impairment charges 41.5 9.5 - 46.4 - [5] Recognition of actuarial gains - - - 0.2 2.9 Adjusted EBITDA (Non-GAAP Measure) 249.4$ 280.5$ 303.8$ 367.0$ 383.4$ NET SALES 2,388.7$ 2,469.3$ 2,855.3$ 3,275.5$ 2,726.2$ Net Income Margin 4% 6% 6% 5% 7% Adjusted EBITDA Margin % 10% 11% 11% 11% 14% Fiscal Year Ended

Full Year Non-GAAP Reconciliations Tick Legend 18 [1] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for the periods presented are comprised primarily of workforce reduction costs and facility closure costs. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines, accelerated depreciation expense, and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related (adjustments) are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. Restructuring-related charges/(adjustments) for the periods presented are related primarily to the reserves for losses on disposal of inventories. [4] The quarter and year-ended December 25, 2022, included $20.4 million and $46.4 million, respectively, of pre-tax impairment charges related to impairments of indefinite-lived tradenames. [5] We exclude the impact of actuarial gains and losses related to our U.S. defined benefit pension plan as they are not deemed indicative of future operations.

Q2 2024 Non-GAAP Reconciliations 19 Note: See tick legend on following page

Q2 2024 Non-GAAP Reconciliations Tick Legend 20 [1] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for all periods presented are mainly comprised of workforce reduction costs and other costs to maintain facilities that have been closed, but not yet sold. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines, accelerated depreciation expense, and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related adjustments are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. There were no restructuring-related charges (adjustments) during the 13 weeks ended June 30, 2024 or June 25, 2023. [4] Acquisition-related costs are transaction and integration costs, including legal, accounting and other professional fees, severance, stock-based compensation, and other integration related costs. These charges are primarily recorded within selling, general and administrative expenses within the Condensed Consolidated Statements of Income. Acquisition-related costs may also include expenses associated with fair value adjustments required under GAAP at the close of a transaction. Acquisition-related costs are significantly impacted by the timing and complexity of the underlying acquisition related activities and are not indicative of the Company’s ongoing operating performance. The acquisition-related costs in the second quarter of fiscal 2024 are comprised primarily of professional fees associated with the acquisition of Supreme Cabinetry Brands, Inc., which was announced in the second quarter of fiscal 2024 and closed early in the third quarter of fiscal 2024. [5] Non-recurring components of interest expense are one-time costs associated with the refinancing of debt facilities and usage of temporary debt facilities. The non-recurring components of interest expense in the second quarter of fiscal 2024 relate primarily to non-recurring write-offs of deferred financing costs resulting from the debt restructuring transaction. These charges are classified as interest expense within the Condensed Consolidated Statements of Income and are not indicative of the Company’s ongoing operating performance. [6] Beginning in the second quarter of fiscal 2024 reporting, management began adding back amortization of intangible assets in calculating adjusted net income and adjusted diluted EPS for all periods presented. Non-cash amortization expenses are not indicative of the Company’s ongoing operations. Prior period information has been recast to reflect the updated presentation. [7] In order to calculate Adjusted Net Income, each of the items described in Items [1] - [6] above were tax effected based upon an estimated annual effective income tax rate of 25.0 percent, inclusive of recurring permanent differences and the net effect of state income taxes and excluding the impact of discrete income tax items. Discrete items are recorded in the relevant period identified and include, but are not limited to, changes in judgment or estimates of uncertain tax positions related to prior periods, return-to-provision adjustments, the tax effect of relevant stock-based compensation items, certain changes in the valuation allowance for the realizability of deferred tax assets, or enacted changes in tax law. Management believes this approach assists investors in understanding the income tax provision and the estimated annual effective income tax rate related to ongoing operations.

Q2 2024 Non-GAAP Reconciliations 21 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) 26 Weeks Ended June 30, June 25, (U.S. Dollars presented in millions) 2024 2023 OPERATING ACTIVITIES Net income .............................................................................................................................. $ 82.8 $ 86.2 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation .................................................................................................................. 25.7 23.0 Amortization of intangibles ........................................................................................... 7.4 8.0 Restructuring charges, net of cash payments ................................................................. 0.1 (12.1) Write-off and amortization of finance fees .................................................................... 7.5 1.0 Stock-based compensation ............................................................................................ 11.1 8.9 Changes in operating assets and liabilities: Accounts receivable ...................................................................................................... (11.2) 58.6 Inventories ..................................................................................................................... (20.7) 54.0 Other current assets ....................................................................................................... (9.1) 4.1 Accounts payable .......................................................................................................... 21.8 (39.6) Accrued expenses and other current liabilities .............................................................. (22.9) (1.7) Other items .................................................................................................................... 3.6 3.6 NET CASH PROVIDED BY OPERATING ACTIVITIES ............................................... 96.1 194.0 INVESTING ACTIVITIES Capital expenditures ...................................................................................................... (18.3) (11.4) Proceeds from the disposition of assets ......................................................................... 6.4 0.2 NET CASH USED IN INVESTING ACTIVITIES ............................................................ (11.9) (11.2) FINANCING ACTIVITIES Issuance of long-term and short-term debt .................................................................... 700.0 55.0 Repayments of long-term and short-term debt .............................................................. (712.5) (219.4) Payment of financing fees ............................................................................................. (15.2) — Repurchase of common stock ........................................................................................ (6.5) (4.1) Payments of employee taxes withheld from share-based awards .................................. (5.1) (2.9) Other items .................................................................................................................... (1.0) (0.6) NET CASH USED IN FINANCING ACTIVITIES ........................................................... (40.3) (172.0) Effect of foreign exchange rate changes on cash and cash equivalents .................................. (3.2) (1.7) NET INCREASE IN CASH AND CASH EQUIVALENTS .............................................. $ 40.7 $ 9.1 Cash and cash equivalents at beginning of period .................................................................. $ 148.7 $ 101.1 Cash and cash equivalents at end of period ............................................................................ $ 189.4 $ 110.2 Reconciliation of Free Cash Flow Net cash provided by operating activities ............................................................................... $ 96.1 $ 194.0 Less: Capital expenditures ...................................................................................................... (18.3) (11.4) Free cash flow ......................................................................................................................... $ 77.8 $ 182.6